Exhibit 32(a)

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of Windstream Corporation (the Company) on Form 10-K for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jeffery R. Gardner, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffery R. Gardner
Jeffery R. Gardner
Chief Executive Officer and President
February 24, 2010

A signed original of this written statement required by Section 906 has been provided to Windstream Corporation and will be retained by Windstream Corporation and furnished to the Securities and Exchange Commission or its staff upon request.